Exhibit 99.2

 Frontier (FYBR)Fourth Quarter 2021 Results  February 23, 2022

 Safe Harbor statement  This presentation contains "forward-looking statements" related to future events. Forward-looking statements address our expectations or beliefs concerning future events, including, without limitation, our future operating and financial performance, our implementation of strategic initiatives, and our ability to comply with the covenants in the agreements governing our indebtedness and other matters. These statements are made on the basis of management’s views and assumptions, as of the time the statements are made, regarding future events and performance and contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. A wide range of factors could materially affect future developments and performance, including but not limited to: our significant indebtedness, our ability to incur substantially more debt in the future, and covenants in the agreements governing our current indebtedness that may reduce our operating and financial flexibility; declines in Adjusted EBITDA relative to historical levels that we are unable to offset; our ability to successfully implement strategic initiatives, including our fiber buildout and other initiatives to enhance revenue and realize productivity and service improvements; our ability to secure necessary construction resources, materials and permits for our fiber buildout initiative in a timely and cost effective manner; potential disruptions in our supply chain and the effects of inflation resulting from the COVID-19 pandemic, the global microchip shortage, or otherwise, which could adversely impact our business and hinder our fiber expansion plans; our ability to effectively manage our operations, operating expenses, capital expenditures, debt service requirement and cash paid for income taxes and liquidity; competition from cable, wireless and wireline carriers, satellite, fiber “overbuilders” and OTT companies, and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; risks related to disruption in our networks, infrastructure and information technology that result in customer loss and/or incurrence of additional expenses; the impact of potential information technology or data security breaches or other cyber-attacks or other disruptions; our ability to retain or attract new customers and to maintain relationships with customers; our reliance on a limited number of key supplies and vendors; declines in revenue from our voice services, switched and nonswitched access and video and data services that we cannot stabilize or offset with increases in revenue from other products and services; our ability to secure, continue to use or renew intellectual property and other licenses used in our business; our ability to hire or retain key personnel; our ability to dispose of certain assets or asset groups or to make acquisition of certain assets on terms that are attractive to us, or at all; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors and our ability to obtain future subsidies, including participation in the proposed RDOF program; our ability to comply with the applicable CAF II and RDOF requirements and the risk of penalties or obligations to return certain CAF II and RDOF funds; our ability to defend against litigation and potentially unfavorable results from current pending and future litigation; our ability to comply with applicable federal and state consumer protection requirements; the effects of governmental legislation and regulation on our business, including costs, disruptions, possible limitations on operating flexibility and changes to the competitive landscape resulting from such legislation or regulation; the impact of regulatory, investigative and legal proceedings and legal compliance risks; our ability to effectively manage service quality in the states in which we operate and meet mandated service quality metrics; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; the effects of changes in accounting policies or practices; our ability to successfully renegotiate union contracts; the effects of increased medical expenses and pension and postemployment expenses; changes in pension plan assumptions, interest rates, discount rates, regulatory rules and/or the value of our pension plan assets; the likelihood that our historical financial information may no longer be indicative of our future performance and our implementation of fresh start accounting; the impact of adverse changes in economic, political and market conditions in the areas that we serve, the U.S. and globally, including, but not limited to, disruption in our supply chain, inflation in pricing for key materials or labor, or other adverse changes resulting from epidemics, pandemics and outbreaks of contagious diseases, including the COVID-19 pandemic, natural disasters, economic or political instability or other adverse public health developments; potential adverse impacts of the COVID-19 pandemic on our business and operations, including potential disruptions to the work of our employees arising from health and safety measures such as social distancing, working remotely and recent applicable federal, state, and local mandates, and prohibitions, our ability to effectively manage increased demand on our network, our ability to maintain relationships with our current or prospective customers and vendors as well as their abilities to perform under current or proposed arrangements with us; risks associated with our emergence from the Chapter 11 Cases, including, but not limited to, the continuing effects of the Chapter 11 Cases on us and our relationships with our suppliers, customers, service providers or employees and changes in the composition of our board of directors and senior management; volatility in the trading price of our common stock, which has a limited trading history; substantial market overhang from the common stock issued in the Chapter 11 reorganization; certain provisions of Delaware law and our certificate of incorporation that may prevent efforts by our stockholders to change the direction or management of our Company; and certain other factors set forth in our other filings with the SEC. This list of factors that may affect future performance and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive. You should consider these important factors, as well as the risks and other factors contained in Frontier’s filings with the U.S. Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. We do not intend, nor do we undertake any duty, to update any forward-looking statements.Non-GAAP Financial MeasuresCertain financial measures included herein, including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Operating Expenses and Operating Free Cash Flow, are not made in accordance with U.S. GAAP, and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to net income (loss), net income margin or any other performance measures derived in accordance with U.S. GAAP as measures of operating performance or cash flows as measures of liquidity. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. GAAP. Projected GAAP financial measures and reconciliations of projected non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort.This presentation uses the term “Implied Enterprise Value”, “Implied EV” and other similar terms, which is calculated using a trend line implied by our peers and certain assumed levels of broadband penetration. This term does not necessarily represent our actual enterprise value. Note Regarding Classifications of ResultsUnless otherwise indicated, the information presented herein, including operational, non-GAAP measures, and commentary pertain to the Remaining Properties only. “Remaining Properties,” as defined in Frontier’s 10-K for the year ended December 31, 2020, comprises the 25 states Frontier currently operates in and excludes Washington, Oregon, Idaho, and Montana due to the divestiture of operations and assets in these states effective May 1, 2020. “Consolidated” refers to the entire business, which may include financial data from Washington, Oregon, Idaho, and Montana for the periods through May 1, 2020. References to “Northwest Ops” refer to the metrics of the four Northwest states. Upon emergence from bankruptcy, Frontier adopted fresh start accounting in accordance with ASC 852. Unless otherwise noted, all figures and growth rates have been normalized to reflect the impact of fresh start accounting.   Forward looking language

   3  © Frontier Communications.   John StrattonExecutive Chairman of the Board        • • • • • • •

   Frontier today: company overview                                                                                                      Key operational & financial metrics1  Frontier footprint  $6.4BLTM Revenue as ofQ4 ‘21  $2.5BLTM Adjusted EBITDA as of Q4 ‘21  2.8MBroadband Customers2  $1.1BLTM Adjusted EBITDA from Fiber as of Q4 ‘21  23kTowers within 1 mile of Frontier fiber  400kBusinesses within 250 feet of Frontier fiber  1. All metrics shown are adjusted for the sale of Northwest Operations and have been normalized to reflect the impact of fresh start accounting. EBITDA and Adjusted EBITDA are non-GAAP measures. See Appendix slides for reconciliations to the closest GAAP measure. See Frontier’s supplemental trending schedules, available at www.frontier.com/ir, for information regarding certain GAAP and non-GAAP measures, including the impact of fresh start accounting. 2. Including consumer and business broadband subscribers

   2021 was a pivotal year as we built a new team and began executing on our fiber-centric strategy  2021        March  Listed on NASDAQ Trading under FYBR    May  April    July    August    September    October    Today                   Q2-Q3      President & CEO  Nick Jeffery joins  New Board of Directors announced  February      New management team formed  Launched Consumer Emergence Offer  Announced plans to reach 10M+ fiber locations by 2025 at Inaugural Investor Day  Finished record quarter of fiber build and fiber net adds  Executed $1B debt offering  Launched 2Gbps Broadband Service  Q4 Earnings Call    2022

   We achieved several key inflection points in 2021, with more to come in 2022 and 2023  Q2 2021    Inflection of Fiber Build  Q3 2021    Inflection of Fiber Broadband Net Adds  Q4 2021    Inflection of Total Broadband Net Adds  Projected Late 2022  Sequential EBITDA growth  Projected 2023  Year-over-year EBITDA and Revenue growth

Long-term trends in the private and public sector continue to create positive momentum for the business

Growth in demand for high-speed broadband

- Data usage expected to triple over next five years
- Fiber is the best product to meet this demand
- Frontier has a cost advantage in building fiber and deploying faster speeds over time

Increased public funding to bridge digital divide

- Government broadband stimulus spending expected to increase 5-6x over the next few years[1]
- Building Gigabit America™ is our purpose and aligned with Government initiatives
- Our incumbent position provides significant speed and cost advantages to building fiber

Expanded focus on ESG investing

- Our products connect people to the Digital Society
- We are developing a talented, diverse, and sustainable workforce
- We are stewards of the environment
- We are committed to the highest principles of governance

1. Wall Street research

© Frontier Communications.

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We continue to make progress on the 4 levers of value creation that we laid out at our August Investor Day


Building
Gigabit
America™

1 **Fiber Deployment**
Accelerate our fiber build

2 **Penetration**
Win customers in our fiber footprint

3 **Operational efficiency**
Simplify and digitize operations

4 **Customer Experience**
Deliver an exceptional end to end customer journey

© Frontier Communications.
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   9  © Frontier Communications.   Nick JefferyPresident & Chief Executive Officer          • • • • • • •

 We made significant progress executing on our strategic priorities in Q4    Built a record 192,000 new fiber locations, reaching target of ~4M total fiber locations at the end of 2021                          Added a record 45,000 fiber broadband customer net additions, over 50% higher than prior record set in Q3-2021                  Achieved positive total broadband customer growth for the first time in more than 5 years            Earned record-high NPS scores and record-low churn through strong operational execution                                Launched nation’s only network-wide 2Gig fiber internet service in February 2022

Building
Gigabit
America™

1 **Fiber Deployment**
Accelerate our fiber build

2 **Penetration**
Win customers in our fiber footprint

3 **Operational efficiency**
Simplify and digitize operations

4 **Customer Experience**
Deliver an exceptional end to end customer journey

© Frontier Communications.

11

     We achieved a record quarter of new fiber passings in Q4 and finished 2021 with ~4M fiber passings…    Wave 2: 10M+ fiber passings by end of 2025   Wave 1: 4M+ fiber passings by end of 2021  2Q21  4Q20  3Q20  1Q20  3Q21  4Q21  2Q20  1Q21  2020  2022  2021  2023  2024  2025  1M+ expected in 2022  1. Consumer and business locations with less than 5 units per location included in expansion passings.  Quarterly Fiber Expansion Passings1, Thousand passings  Projected Fiber Passings1, Million passings

 …and we put the foundation in place to scale even more rapidly in the next 18 months  Key foundational elements implemented in 2021    Expanded pool of suppliers for both labor and materials    Signed multi-year agreements with key partners to secure supply while meeting cost targets    Improved permitting process to reduce time to permit    Enhanced power of our network with industry-leading trial of 25Gig

Building
Gigabit
America™

1 **Fiber Deployment**
Accelerate our fiber build

2 **Penetration**
Win customers in our fiber footprint

3 **Operational efficiency**
Simplify and digitize operations

4 **Customer Experience**
Deliver an exceptional end to end customer journey

© Frontier Communications.

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Consumer Fiber: We have come a long way since early 2021 by fixing the basics of our consumer business…

	Pre-Emergence: Early 2021	Early 2022
Consumer Offer	• **Complex legacy pricing offers**, with unclear value proposition and added operational complexity	• **Standardized 3 tier offer** for 500Mpbs, 1 Gig, and 2 Gig • Fastest entry speeds, best value, fastest top performance
Value-Added Services	• **Limited roadmap** beyond OTT Partnership with DirectTV Stream • Limited in-home Wi-Fi capability	• **Expanded OTT partnerships** (DIRECTV stream, YouTube TV) • **Launched best in-home Wi-Fi experience** (eero an amazon company)
Digital Customer Acquisition	• Limited **digital customer acquisition** capabilities	• **New partnership with Red Ventures** to develop digital channel marketing and intelligence strategies, while building Frontier capabilities • **Consumer e-cart, AI-powered A/B testing and mix optimization**
Brand Reputation	• **Tarnished brand** with Fiber NPS scores in negative 20s	• **Fiber NPS scores up 30+ points** since early 2021

© Frontier Communications.

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     …and our strong execution has led to two successive quarters of record consumer fiber broadband growth    4Q21  1Q20  2Q20  3Q20  4Q20  2Q21  1Q21  3Q21  ~5X growth      We added a record number of fiber broadband customers, almost 5X the previous Q4…  Consumer Fiber Broadband Net Adds, ‘000 customers      …driving fiber broadband customer growth of 8% this year  Consumer Fiber Broadband Consumers, ‘000 customers  1Q21  4Q21  4Q20  1Q20  3Q21  2Q21  2Q20  3Q20  +8%

   Base fiber penetration improved to 41.9%, and Expansion fiber penetration exceeded the high end of target range                                                  41.2%  2Q20  41.0%  4Q21  41.2%  3Q20  1Q21  40.7%  40.8%  41.3%  41.5%  41.9%  1Q20  2Q21  3Q21  4Q20        Base fiber penetration improved to 41.9%, led by gains in TX and FL   Base Fiber Penetration, % of passings      86k passings in cohort have hit 12-month mark; we continue to expect 15-20% penetration for Wave 2  Expansion Fiber Penetration,% of passings  22%  2020 Build CohortPenetration at 12 months

We are widening our network advantages against the competition

500 ↑↓ Mbps	1 ↑↓ Gbps[1]	2 ↑↓ Gbps
$54.99	**$79.99**	**$149.99**
Symmetrical speeds up to 500Mbps	Symmetrical speeds up to 1Gbps	Symmetrical speeds up to 2Gbps
Stream with high resolution video quality	Our flagship speed	Our fastest speed available
Telecommute and video conference with confidence	Game with ultimate performance	Unlock the power of 8K TV and AR/VR
Multiple users or large families simultaneously	Total home Wi-Fi, powering all your users, devices and online activities	Total home Wi-Fi, My Premium Tech, Multi-Device Security

2Gbps

Further enhances our industry leading consumer offering

Fastest entry speeds

Speeds starting at 500Mbps

Top performance

2 Gbps

Symmetrical speeds up to 2Gbps, the highest in-market

Compelling value

No Activation Fee. No Hidden Fees. Everyday Low Price

1. Max wired speeds of 940/880, actual speeds may vary

© Frontier Communications.

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Business and Wholesale: We have also made significant progress in turning around our business and wholesale segment

	Pre-Emergence: Early 2021	Early 2022
SMB	• **Complex offer and pricing** with unclear value proposition • **Generic marketing campaigns**, based on broader Consumer campaigns • **Inbound-centric** acquisition structure, absence of robust outbound channels • **Lack of local engagement** and regionalized focus • No program in place **to migrate fiber-eligible copper customers**	• **Simple three tier offer** with attractive pricing and Business Suite included • **Needs-based SMB dedicated** marketing campaigns • **Refined and optimized inbound and outbound** channel strategy • Regional campaigns tailored to drive local engagement in **key markets** • **Proactive effort to migrate fiber-eligible copper customers**
Enterprise	• **Unclear segmentation and lack of well-defined coverage model** • **Product portfolio centered on legacy products** with product gaps • **Fragmented sales operations** and customer management structure and limited CRM capability	• **Refined segmentation and coverage model to focus** on highest potential customers and prospects • Simplified portfolio with focus on strategic products • Consolidated sales operations and customer management structure with optimized CRM platform
Wholesale	• **Limited strategic partnerships** with key carriers	• **Multi-year strategic agreement with AT&T**, to boost connectivity to cell towers and enterprise customers

© Frontier Communications.

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Building
Gigabit
America™

1 **Fiber Deployment**
Accelerate our fiber build

2 **Penetration**
Win customers in our fiber footprint

3 **Operational efficiency**
Simplify and digitize operations

4 **Customer Experience**
Deliver an exceptional end to end customer journey

© Frontier Communications.

Frontier 20

         Early 2022  Pre-Emergence: Early 2021  Through our relentless focus on the customer experience, we have begun regaining loyalty   Next Day Install  Customer Billing  Equipment Returns  Customer Communications  Simplified, paperless billing and emphasis on auto-pay  Paper billing with inconsistent format  Streamlined IVR, automated and simplified SMS and email communications, online FAQs and self-help tools  Customer communications driven by manual call center processes  Next-day install availability across bulk of footprint  Long install intervals with frequent delays, resulting in cancelled orders  Simplified, automated return process with mail-in option and QR code  Manual equipment return requiring Technician pick up or customer drop off

Our Fiber NPS turned positive for the first time in Q4, and our churn continues to improve

Frontier 2021 Fiber Net Promoter Score


-24
-21
-21
-17
-18
-15
-16
-15
-11
-5
7
9
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21

Fiber Net Promoter Score up ~33 points from January to December 2021

Consumer Broadband Churn, %


-24 pts
Fiber
1.56%
1.32%
4Q20
4Q21
-27 pts
Copper
1.96%
1.69%
4Q20
4Q21

Fiber and copper churn both down more than 20 points year-over-year

© Frontier Communications.

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   23  © Frontier Communications.   Scott BeasleyChief Financial Officer          • • • • • • •

   Q4 2021:Financial Highlights  Note: Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliations to closest GAAP measures.    $468M of Net Cash from Operations, driven by healthy operating performance and increased focus on working capital management  $273M of Adjusted EBITDA from Fiber Products, roughly flat sequentially as higher Consumer Fiber performance was offset by lower voice and other  $585M of Adjusted EBITDA, roughly flat sequentially across Fiber and Copper  $189M Net Income  $1.54B Revenue, including roughly flat sequential data revenue but lower voice revenue

Fiber broadband revenue growth remained strong, partly offsetting voice and video declines

Revenue from Fiber[1], $M

Business and Wholeslae
Consumer



685
273
412
Q4 2020
684
275
409
Q3 2021
675
270
405
Q4 2021

Revenue from Copper[1], $M



866
447
419
Q4 2020
809
418
391
Q3 2021
784
407
377
Q4 2021

Revenue Commentary

Revenue from fiber declined sequentially, as broadband growth was offset by video and voice declines

Consumer Fiber broadband revenue grew 11% year-over-year

Business and wholesale fiber revenue declined ~1% year-over-year

Revenue from copper products declined ~9% year-over-year, driven by declines across consumer, business and wholesale

Copper consumer broadband revenue declined ~3% year-over-year, while voice and video declines were more significant

1. Excluding subsidy and other revenue. See the supplemental trending schedules, available at www.frontier.com/ir, for information regarding certain GAAP and non-GAAP financial measures, including the impact of fresh start accounting.

© Frontier Communications.

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     Q4 2021 Adjusted EBITDA1, $M  Adjusted EBITDA Commentary  Fiber represents the majority of Adjusted EBITDA, and should continue growing as we expand our fiber network    Fiber Products  Copper Products  1. EBITDA and Adjusted EBITDA are non-GAAP financial measures. See the supplemental trending schedules, available at www.frontier.com/ir, and the Appendix hereto for information regarding Adjusted EBITDA from Fiber and Copper products.   Adjusted EBITDA from Fiber products was roughly flat year-over-year, as strong consumer broadband growth and margin improvements were offset by revenue declines in voice and wholesale  Adjusted EBITDA from Fiber products now represents 54% of total EBITDA, up from 48% in the fourth quarter of 2020  Adjusted EBITDA from Copper products was in-line with our expectations, and we expect year-over-year declines to moderate over the next several quarters

Building
Gigabit
America™

1 **Fiber Deployment**
Accelerate our fiber build

2 **Penetration**
Win customers in our fiber footprint

3 **Operational efficiency**
Simplify and digitize operations

4 **Customer Experience**
Deliver an exceptional end to end customer journey

© Frontier Communications.
Frontier 27

       Fit for the Future Update: We surpassed our in-year target for 2021, and are on track to exceed our original savings targets   2021  $25M  2022  2023  $100M  $250M  Gross run-rate savings (Announced at Aug 2021 Investor Day)  Additional $150M+ one-time cash benefits from divesting non-core assets        On track to exceed original targets   Exceeded original target with ~$90M of run-rate savings             Fit for the Future Program Targets

 We continue to simplify our business to reduce our cost structure and redeploy capital into our fiber growth strategy  Closeretail stores              Consolidate excess locations to reduce operating expenses and redeploy cash  Divest non-productive real estate                                Reviewing ancillary businesses with low margin or non-recurring revenues  Review options on CPE business  Objective  Progress in 2021  Exit retail stores, which are not reflective of consumer broadband buying behavior      Diversify base of key suppliers while consolidating overall vendor base  Transform Procurement    Sold 18 properties for cash proceeds of $42M  Closed more than 50 retail stores in 2H 2021Redeployed efforts into digital interaction  Divested CPE business in Q4-21 to focus on core connectivity ($50M of revenue but minimal EBITDA)  Diversified Fiber Build Supplier baseConsolidated long tail of tactical vendors

We continue to simplify our business to reduce our cost structure and redeploy capital into our fiber growth strategy

	Divest non-productive real estate	Close retail stores	Review options on CPE business	Transform Procurement
Objective	Consolidate excess locations to reduce operating expenses and redeploy cash	Exit retail stores, which are not reflective of consumer broadband buying behavior	Reviewing ancillary businesses with low margin or non-recurring revenues	Diversify base of key suppliers while consolidating overall vendor base
Progress in 2021	✓ **Sold 18 properties for cash proceeds of $42M**	✓ **Closed more than 50 retail stores in 2H 2021** ✓ **Redeployed efforts into digital interaction**	✓ **Divested CPE business in Q4-21 to focus on core connectivity ($50M of revenue but minimal EBITDA)**	✓ **Diversified Fiber Build Supplier base** ✓ **Consolidated long tail of tactical vendors**

© Frontier Communications.

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 Disciplined Capital Allocation: We are rigorously focused on improving our return on capital    Fiber build will be primary focus of capital allocation; dynamic model to target highest IRR opportunities for revenue growth and cost reduction  We generated $468M of net cash from operating activities in the fourth quarter  Committed to disciplined balance sheet management; with net leverage in “mid-threes”  Strong cash flow generation  Disciplined balance sheet management  Rigorous capital allocation decision-making

 Strong liquidity to fund fiber build, with no significant maturities before 2027   Maturity Profile as of December 31, 20211, $M   2029  2024  2023  2022  2025  2026  2027  2028  2030  2031  1. Excludes amortization payments of ~$15 million per year on Term Loan.2. Leverage ratio is a non-GAAP measure. See supplemental trending schedules available at www.frontier.com/ir.  4Q21 Leverage Ratio  Weighted Average Cost of Debt  Weighted Average Life of Debt  Current Liquidity  2.4x2  5.7%  7.7 years  $2.6B, including ~$2.1B of cash

 Introducing 2022 Financial Guidance  Adjusted EBITDA  Capital Expenditures        Fiber Build  Note: Projected GAAP financial measures and reconciliations of projected non-GAAP financial measures are not provided herein because such GAAP financial measures are not available on a forward-looking basis and such reconciliations could not be derived without unreasonable effort. Adjusted EBITDA is a non-GAAP Financial measure.   $2.40 - 2.50B  1M+ locations  $2.00 - 2.15B

               Favorable market structure                           Strong & growing demand                              Clear strategy & purpose            Ample liquidity & access to capital                    Strong & experienced leadership team                            Superior product                                    Frontier Investment Thesis

   34  © Frontier Communications.           Q&A  • • • • • • •

   35  © Frontier Communications.           • • • • • • •  Appendix

Non-GAAP Financial Measures – Remaining Properties

(Millions)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Net Income (Loss)	$(283)	$(210)	$15	$(50)	$60	$4,580	$126	$189
Add back (Subtract)								
Income Tax Expense (Benefit)	(23)	(57)	(11)	7	87	(180)	31	12
Interest Expense	383	160	121	98	89	91	90	105
Investment and Other (income) Loss, Net	(5)	20	14	14	(2)	3	37	(34)
Pension Settlement Costs	103	56	-	-	-	-	-	-
Loss on Extinguishment of Debt	-	-	--	72	-	-	-	-
Reorganization Items, Net	-	142	131	136	25	(4,196)	-	-
Operating Income	**175**	**111**	**270**	**277**	**259**	**298**	**284**	**272**
Depreciation and Amortization	415	397	392	394	387	298	273	282
EBITDA	**$590**	**$508**	**$662**	**$671**	**$646**	**$596**	**$557**	**$554**
Add back:								
Pension / OPEB Expense	$23	$23	$24	$20	$23	$21	$18	$19
Restructuring Costs and Other Charges	48	36	3	-	2	16	8	2
Stock-based Compensation Expense	1	1	1	-	(1)	-	8	10
Storm Related Insurance Proceeds	-	(1)	-	-	-	-	(4)	-
Gain/Loss on Disposal of NW Operations	24	136	-	2	-	-	-	-
Adjusted EBITDA	**$686**	**$703**	**$690**	**$693**	**$670**	**$633**	**$587**	**$585**
EBITDA margin	**33.0%**	**29.0%**	**38.4%**	**39.6%**	**38.5%**	**36.9%**	**35.3%**	**35.9%**
Adjusted EBITDA margin	**38.4%**	**40.1%**	**40.0%**	**40.9%**	**40.0%**	**39.2%**	**37.2%**	**37.9%**

© Frontier Communications.

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